6. Subsequent Events	6 Months Ended	7 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
6. Subsequent Events

In July 2015 we issued 1,050,000 shares of restricted and unregistered common stock for cash totaling $60,000 to an investor. The investor also received a total of 1,500,000 warrants, each convertible into one share of restricted and unregistered common stock at an exercise price of $0.165 per share for a period of three years.

On July 31, 2015, the Company and simplyME entered into an addendum to the Channel Distribution Agreement, providing that while the Company is engaged in acquiring its own content, it may use programming content provided by simplyME.  The addendum clarifies that simplyME shall not be paid compensation for this content, but that the revenue sharing agreement that is in place under the Channel Distribution Agreement above will also serve to compensate simplyME for the use of its content.  Under the Addendum, the Company has the right to broadcast content supplied by simplyME for a period of two years.  simplyME also represents and warrants in the addendum that is owns, or has the right to license and sublicense, all of the content being provided to the Company pursuant to the Addendum.

In August 2015 we issued 102,564 shares of restricted and unregistered common stock for cash totaling $10,000 to an investor.

On June 30, 2015, we entered into an addendum to our Channel Distribution Agreement with simplyME Distribution to secure an additional cable channel through simplyME, which we plan to dedicate to children’s programming. To secure this channel, we agreed to commence making monthly payments on November 1, 2015, with the launch of Zonzia Kidz expected to occur by January 1, 2016.

On July 9, 2015, we entered into a Submission/Insertion Order Agreement with Sonifi Solutions, Inc. Pursuant to the agreement, commencing July 15, 2015, Sonifi agrees to make audio-video content provided by the Company available in hotel rooms on both a looping, free-to-guest linear channel and on a free-to-guest Video-on-Demand (“VOD”) basis. Submissions for distribution on either the linear basis or VOD basis will be scheduled monthly. The agreement provides that initiall, submissions offered on a linear basis will be distributed to a minimum of 450,000 hotel guest rooms that are served by Sonifi and through Sonifi’s mobile applications. Sonifi has agreed to use commercially reasonable efforts to distribute VOD submissions to 900,000 guest rooms at Sonifi-served hotels under the Agreement. The Submission/Insertion Order agreement was put in place among the parties pending the launch of the distribution channel.

Payments to Sonifi for linear based and VOD based submissions are structured as follows: for the first twelve months of the term, the Company shall pay Sonifi the greater of $55,000 or fifty percent (50%) of the Company’s gross advertising sales (net of any ad agency commission) per month, subject to a $140,000 monthly cap. For the second twelve months, the Company shall pay Sonifi the greater of $70,000 or fifty percent (50%) of the Company’s gross advertising sales (net of any ad agency commission) per month, subject to the same monthly cap. Thereafter for the remainder of the initial term, the Company would pay $110,000 per month. The agreement has an initial term ending in June 2018, subject to earlier termination rights in accordance with the agreement.

On August 1, 2015, distribution under the Sonifi Solutions Hotel Network platform was launched, with initial linear based distribution to approximately 545,000 hotel guest rooms.

See Note 7 – Stockholders’ Equity for a description of the unregistered and restricted share issuances subsequent to December 31, 2014 and through the date of this report.

On January 22, 2015 we entered into a Settlement Agreement with Rajinder Brar, the previous sole owner of HDIMAX, Inc., in which we cancelled all of the 712,121,205 shares of common stock previously issued to Mr. Brar. In consideration for the shares being cancelled, we forfeited our rights to sell advertising and other products on websites previously controlled Mr. Brar and related entities, with the exception of www.hdimax.com. An outline of the significant terms of the Settlement Agreement include, but are not limited to, the following:

•	The 712,121,205 million shares of HDIMAX Media, Inc. (formerly Indigo-Energy) common stock issued to Rajinder Brar, the owner of 100% of the previously outstanding stock of HDIMAX, Inc. immediately preceding the reverse acquisition transaction, were cancelled.

•	Rajinder Brar, Aneliya Vasileva, and Myles Pressey III, previously appointed as the Company’s officers and Board of Directors immediately following the completion of the reverse acquisition, resigned and forfeited future compensation terms associated with any and all previously agreed upon employment agreements.

•	Mr. James C. Walter Sr. was reappointed to serve as a Director charged with appointing new officers. Mr. Walter Sr. served as the Sole Officer and Director of the Company immediately preceding the completion of the reverse acquisition transaction.

•	The Company’s option agreement to acquire Fashion Style Magazine, Inc., an entity wholly owned by Rajinder Brar, was cancelled.

•	The Omnibus Agreement and License dated November 21, 2014, by and between the Company and Fashion Style Magazine, Inc. was terminated. The brands and assets wholly owned by Rajinder Brar through Fashion Style Magazine, Inc. were intended to be a core portion of the consolidated Company’s business operations subsequent to the completion of the reverse acquisition.

•	The Company forfeited all rights to Frontlinewire.com, a brand and website acquired in the reverse acquisition.

•	The Company maintained all rights to hdimax.com, a brand and website acquired in the reverse acquisition, but agreed to assign those assets back to their original owners by May 1, 2015.

We do not intend to further develop or publish content at www.hdimax.com. For additional details, including a copy of the Settlement Agreement, please see our Current Report on Form 8-K filed on January 29, 2015.

During the first quarter of 2015, associated with the cancellation of our previously effective employment agreements with two former officers, we reversed previously accrued compensation expense and related burden, inclusive of stock-based compensation, totaling $23,295,167.